SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported) September 5, 2002.

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

            (Exact name of registrant as specified in its charter)


                                      1-2360                  13-0871985
         New York                (Commission File          (I.R.S. Employer
(State of Incorporation)              Number)              Identification No.)
    Armonk, New York                  10504
 (Address of principal               (Zip Code)
    executive offices)

       Registrant's telephone number, including area code: 914-499-1900



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Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.

      This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-37034 on Form S-3, effective June 20, 2000, the documents included as Exhibits 1, 2, 3 and 4 hereto, relating to $1,700,000,000 aggregate principal amount of debt securities of the Registrant.

         The following exhibits are hereby filed with this report:


       Exhibit
       Number                                Description
       -------                               -----------

          (1) Underwriting Agreement dated September 5, 2002, among International Business Machines Corporation, Deutsche Bank Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney Inc.

          (2)            Form of $1,100,000,000 Floating Rate Notes due 2004.

          (3) Underwriting Agreement dated September 5, 2002, among International Business Machines Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein - Grantchester, Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., ING Financial Markets LLC, Lehman Brothers Inc., The Royal Bank of Scotland plc, Salomon Smith Barney Inc., UBS Warburg LLC, Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P.

          (4)            Form of $600,000,000 4.25% Notes due 2009.


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                                                                             3

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           INTERNATIONAL BUSINESS MACHINES CORPORATION
                           -------------------------------------------
                                           (Registrant)


                                    By:  /s/ Andrew Bonzani
                                         ------------------------------------
                                         Name:  Andrew Bonzani
                                         Title: Assistant Secretary


Date:  September 9, 2002.



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                                 Exhibit Index


          Exhibit
          Number                     Description
          -------                    -----------

          (1) Underwriting Agreement dated September 5, 2002, among International Business Machines Corporation, Deutsche Bank Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney Inc.

          (2) Form of $1,100,000,000 Floating Rate Notes due 2004.

          (3) Underwriting Agreement dated September 5, 2002, among International Business Machines Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein - Grantchester, Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., ING Financial Markets LLC, Lehman Brothers Inc., The Royal Bank of Scotland plc, Salomon Smith Barney Inc., UBS Warburg LLC, Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P.

          (4)                 Form of $600,000,000 4.25% Notes due 2009.